股权转让期权协议修改和重述	Amended And Restated Call Option Agreement

Exhibit 10.8

AMENDED AND RESTATED CALL OPTION AGREEMENT

股权转让期权协议修改和重述

This Amended And Restated Call Option Agreement (hereinafter the“Agreement”) is made by the following parties in Beijing, the People’s Republic of China (“China”), on January 6, 2011.
本股权转让期权协议修改和重述（“本协议”）系由以下各方于2011年1月6日在中华人民共和国（“中国”）北京签署：

1.	Beijing Qingyuan Hengchang Consulting Co., Ltd. (hereafter referred to as “WOFE”)
北京青源恒昌咨询有限公司（以下简称“咨询公司”）
Address：Room 1004, 10th Floor, Building 9, No.1 Zhongguancun East Road, Haidian District, Beijing
地址：北京市海淀区中关村东路1号院9号楼10层1004室

2.	Zhang Dingyou张丁友
ID（身份证号码）：
Address（联系地址）：

3.	Yuan Mingxia 袁明霞
ID（身份证号码）：
Address（联系地址）：

(Zhang Dingyou and Yuan Mingxia hereinafter referred to as the “The existing shareholders” or “shareholders”, all the parties hereinafter collectively referred to as the “PARTIES” and individually as a “PARTY”)
（下文中任何单方称为“一方” ，所有方合称为“各方”，张丁友、袁明霞以下分别及共同被称为“各股东”）

Whereas:
鉴于：

股权转让期权协议修改和重述	Amended And Restated Call Option Agreement

1.
Shandong Qingyuan Beer Co., Ltd. (“Beer” or the “Company”) was established on December 16, 2005, in which Linyi Hengchang Brewer’s Malt Co., Ltd. (“Malt”) owned 66.8% equity interests of the Company, Zhang Dingyou owned 16.6% equity interests of the Company and Yuan Mingxia owned 16.6% equity interests of the Company before January 6, 2011. On January 6, 2011, Malt transferred the 66.8% equity interests of the Company to Mr. Zhang Dingyou and as a result, Zhang Dingyou owns 83.4％ equity interests of the Company and Yuan Mingxia owns 16.6% equity interests of the Company at present.

山东青源啤酒有限公司（以下简称“青源啤酒”或“公司”）成立于2005年12月16日，2011年1月6日前，临邑恒昌啤酒麦芽有限公司（以下简称“恒昌麦芽”）持有其66.8%股权，张丁友持有其16.6％股权，袁明霞持有其16.6%股权。2011年1月6日，恒昌麦芽将其持有的66.8%的公司股权转让给张丁友，因此，目前，张丁友持有公司83.3％股权，袁明霞持有公司16.7%股权。

2.
Beijing Qingyuan Hengchang Consulting Co., Ltd. (“WOFE”) is a wholly foreign-owned limited company legally registered and existing in Beijing, P.R.C, with the main business scope of Business Consulting and Services;

北京青源恒昌咨询有限公司（“咨询公司”）为一家在中国北京市注册成立并合法存续的外商独资有限责任公司，其主要业务为商务信息咨询与服务。

3.	The existing shareholders have intention to transfer their stocks to “WOFE” respectively under doing not break Chinese laws, “WOFE” has intention to accept the exchange.
现有股东有意在不违反中国法律时向咨询公司转让其各自在青源啤酒中所持有的全部股权，咨询公司有意接受该等转让。

4.	In order to carry out the exchange of the ownership of the stocks, the existing shareholders hereby irrevocably grants to “WOFE” an option to purchase.
为实现上述股权转让，现有股东同意共同向咨询公司授予一项不可撤销的股权转让期权（以下称“转股期权”）。

5.
Beer, Malt, Zhang Dingyou, Yuan Mingxia and the WOFE has ever entered into a Call Option Agreement （“Call Option Agreement”） dated June 26, 2010, 2010. The parties shall enter into this Amended and Restated Call Option Agreement since the shareholders of the Company have been changed as mentioned before.

青源啤酒、恒昌麦芽、张丁友、袁明霞以及咨询公司曾于2010年6月26日签订股权转让期权协议（“原协议”），因公司股东发生上述变更，各方需签署本股权转让期权协议修改和重述。

股权转让期权协议修改和重述	Amended And Restated Call Option Agreement

NOW, THEREFORE, the Parties to this Agreement hereby agree as follows:
因此，各方经协商一致，达成协议如下：

Article 1 Definitions
第一条 定义

Terms used in this Agreement shall have the meanings set forth below:
除非根据上下文应另作解释，本协议中，下列词语将作出如下解释：

“PRC Laws and Regulations”：	Means the currently effective laws, administrative regulations, local regulations, explanations and other binding legal documents.

“中国法律”：	指届时有效的中华人民共和国的法律、行政法规、行政规章、地方法规、司法解释及其他有约束力的规范性文件。

“Call Option”：	Means equity interests each shareholder has in the Company’s registered capital and all the equity interests in the Company in total.

“期权股权”：	就各现有股东而言，指其在青源啤酒注册资本（如下文定义）中所分别持有的全部股权。

“The Company’s Registered Capital”：

Means at the date of this Agreement, The Company’s registered capital (RMB 30,000,000 Yuan), including any enlarged registered capital after future capital increase.

“青源啤酒注册资本”：	在本协议签署之日，指青源啤酒的注册资本人民币3000万元，亦包括在本协议有效期内因任何增资而形成的扩大后的注册资本。

股权转让期权协议修改和重述	Amended And Restated Call Option Agreement

“Exercise of Options”：
Means when WOFE exercises its options, it has the right to ask the shareholders transfer the Company’s shares wholly or party to WOFE or its designated entity or natural person. The specific amount shall be freely decided by WOFE according to PRC laws and its business concern.

“转让股权”：	指咨询公司在行使其转股期权（以下称“行权”）时，根据本协议的规定，有权要求现有股东向其或其指定的实体或个人转让的青源啤酒的股权，其数量可以为期权股权的全部或者部分，具体数额由咨询公司根据届时中国法律的规定及其自身的商业考虑而自由酌定。

“Exercise Price”：
Each time when WOFE exercise the option, WOFE shall pay consideration to shareholders. The exercise price of WOFE or its designated entity or natural person is RMB 1 Yuan. If at that time there is any regulatory PRC laws regulating the minimum price, the minimum price regulated by PRC laws shall be the exercise price.

“转股价格”：	指在每次行权时，咨询公司或其指定的实体或个人为取得转让股权而需向现有股东支付的全部对价。在咨询公司每次行权时，咨询公司或其指定的实体或个人应向各个现有股东支付的全部转股价格均为人民币1元。如中国法律对届时的转股价格有任何强制性规定，咨询公司或其指定的实体或个人有权根据中国法律，以中国法律所允许的最低价格作为转股价格。

股权转让期权协议修改和重述	Amended And Restated Call Option Agreement

“Certificates”：
Means the Company’s approval, permission, registration, including but not limited to Business License, Tax Registration and other related certificates required by PRC laws for its effective and legal operation.

“经营证照”：	指青源啤酒为合法、有效经营其所有业务而必须持有的任何批准、许可、备案、登记等，包括但不限于《企业法人营业执照》、《税务登记证》，以及中国法律届时要求的其他相关许可和证照；

“The Company’s Assets”：
Means all tangible and intangible assets owned or authorized to use during the term of this Agreement, including but not limited to real estate, movable property, trade mark, copy right, patent, technology, domain name, software use right and other intellectual property.

“青源啤酒资产”：	指青源啤酒在本协议有效期内所拥有或者有权使用的全部有形和无形资产，包括但不限于任何不动产、动产，以及商标、著作权、专利、专有技术、域名、软件使用权等知识产权；

“Principal Agreement”：	Means agreements the Company enters into and has material effect on the Company’s business and assets, including but not limited to the Exclusive Technical Service and Business Consulting Agreement.

股权转让期权协议修改和重述	Amended And Restated Call Option Agreement

“重大协议”：	指青源啤酒作为一方的对青源啤酒的业务或资产有重大影响的协议，包括但不限于青源啤酒与咨询公司签订的《独家技术服务与商业咨询协议》，以及其他关于青源啤酒相关业务的协议。

Article 2 Grant Rights
第二条     转股期权的授予

Shareholder (“Transferor”) hereby irrevocably grants without limitation to WOFE an option to purchase or cause any designated person (“Designated Persons”) to purchase, to the extent permitted under PRC Law, according to the steps determined by WOFE.
现有股东（“转让方”）兹分别并共同同意，在此不可撤销地且无任何附加条件地授予咨询公司一项转股期权，根据转股期权，咨询公司有权在中国法律允许的情况下，要求现有股东以本协议规定的方式向咨询公司或其指定的实体或个人（“指定人”）转让期权股权。

Article 3 Exercise of Option
第三条 行权的方式

3.1	WOFE has the full power without limitation to decide the specific time, amount and numbers of exercise as long as the conditions are in accordance with PRC laws.
在中国法律允许的条件下，咨询公司拥有绝对的自由裁量权来决定其行权的具体时间、方式和次数。

股权转让期权协议修改和重述	Amended And Restated Call Option Agreement

3.2
At the time of exercise, WOFE and/or the Designated Persons can hold all of the Company’s shares under PRC laws, WOFE is entitled to exercise all the options; If at the time of exercise, WOFE and/or the Designated Persons can hold part of the Company’s shares under PRC laws, WOFE is entitled to exercise the option within the upper limit regulated by PRC laws. Under the latter situation, WOFE is entitled to further exercise the option in accordance with PRC laws until all the option has been exercised.

如届时的中国法律允许咨询公司和/或其指定人持有青源啤酒的全部股权，咨询公司有权选择一次性行使其全部的转股期权，由咨询公司和/或其指定人向现有股东一次性受让全部的期权股权；如届时的中国法律仅允许咨询公司和/或其指定人持有青源啤酒的部分股权，咨询公司有权在不超过届时中国法律规定的持股比例上限的范围内确定转让股权的数额，并由咨询公司和/或其指定人向现有股东受让该等转让股权。在后一种情况下，咨询公司有权根据中国法律所允许的持股比例上限的逐步放开，分次行使其转股期权，以期最终获得全部的期权股权。

3.3	Each time WOFE exercises its option, it can purchase the transferred equity interests itself or designate third persons to purchase all or part of the transferred equity interests.
咨询公司每次行权时，可以自己受让转让股权，也可以指定任意第三方来受让全部或者部分转让股权。

3.4
According to the stipulations of PRC laws and regulation, WOFE and/or the Designated Persons may exercise Option by issuing a written notice (the “Notice”) to the Transferor and specifying the equity interest purchased from Transferor (the “Purchased Equity Interest”) and the manner of purchase. (Please refer to Appendix II for the format). The shareholders shall transfer the equity interests wholly or partly to WOFE and/or the Designated Persons upon receipt of the Notice.

在咨询公司每次决定行权后，其应向各个现有股东发出书面行使通知（以下称“行权通知”，格式见附件二）并注明将要购买的股权（“购买股权”）及购买方式。现有股东在收到行权通知后，应立即将转让股权一次性全部转让给咨询公司和/或咨询公司指定人。

3.5	In each time the performance of the Option:
一旦咨询公司发出行权通知，转让方：

股权转让期权协议修改和重述	Amended And Restated Call Option Agreement

3.5.1
The Transferor shall ask the Company to convene the shareholders’ meeting. During the meeting, the resolution, in which Transferor transfers Equity Interest to WOFE and/or the Designated Persons, shall be made;

其应立即召开股东会并通过股东会决议及采取其它一切必要行动，同意向咨询公司和/或其指定人以转让价格转让全部的转让股权；

3.5.2
The Transferor shall, upon the terms and conditions of this Agreement and the Notice related to the Purchased Equity Interest, enter into Equity Interest Transfer Agreement with WOFE and/or the Designated Persons (as applicable);；

其应立即与咨询公司和/或其指定人签署股权转让协议，向咨询公司和/或其指定人以转让价格转让全部的转让股权；

3.5.3
The related parties shall execute all other requisite contracts, agreements or documents, obtain all requisite approval and consent of the government, conduct all necessary actions, without any security interest, transfer the valid ownership of the Purchased Equity Interest to WOFE and/or the Designated Persons, and cause WOFE and/or the Designated Persons to be the registered owner of the Purchased Equity Interest. In this Clause and this Agreement, “Security Interest” means the ensure, mortgage, pledge, the right or interest of the third party, any purchase right of equity interest, right of acquisition, right of first refusal, right of set-off, ownership detainment or other security arrangements. But it does not include any security interest subject to the Equity Pledge Agreement.

其应根据咨询公司的要求及法律、法规的规定，向咨询公司提供必要的支持，包括提供并签署所有有关的法律文件，履行所有的政府审批和登记手续及承担全部相关义务，以使咨询公司和/或其指定的其他实体或个人没有法律瑕疵地获得全部转让股权。本协议项下“法律瑕疵”指任何担保、保证、质押、第三方权益、股权购买权利、取得权、优先购买权、抵消权、权利保留或其他权益安排，但本协议项下权益安排除外。

股权转让期权协议修改和重述	Amended And Restated Call Option Agreement

Article 4 Representations and Warranties
第四条 声明与保证

4.1	As of the execution date of this Agreement and every transferring date, the Shareholder hereby represents and warrants collectively and respectively to WOFE as follows:
现有股东兹分别及单独地声明与保证如下：

4.1.1
Each of them has full power and authority to enter into this Agreement, this Agreement has been duly authorized, executed and delivered by such Party, and this Agreement constitutes the valid and legally binding obligations of such Party, enforceable against such Party in accordance with its terms;

其具有充分的权力和权限订立本协议，本协议已由该一方正式批准、签署和交付，本协议构成该一方有效、在法律上具约束力、根据其条款可对该一方强制执行的义务；

4.1.2
All actions, conditions and things required to be taken, fulfilled and done in order to enable it lawfully to enter into, exercise its rights and perform and comply with its obligations under this Agreement, to ensure that those obligations are valid, legally binding and enforceable have been taken, fulfilled and done;

其已经采取、履行并进行了为使其能够合法地签署本协议、行使其在本协议下的权利并履行和遵守其在本协议下的义务，以确保这些义务有效、有法律约束力和可执行所要求其采取、履行并进行的所有行动、条件和事情。

股权转让期权协议修改和重述	Amended And Restated Call Option Agreement

4.1.3
All actions, conditions and things required to be taken, fulfilled and done in order to enable it lawfully to enter into, exercise its rights and perform and comply with its obligations under this Agreement, to ensure that those obligations are valid, legally binding and enforceable have been taken, fulfilled and done;

其已经采取、履行并进行了为使其能够合法地签署本协议、行使其在本协议下的权利并履行和遵守其在本协议下的义务，以确保这些义务有效、有法律约束力和可执行所要求其采取、履行并进行的所有行动、条件和事情。

4.1.4
No permit of or filing with any third party is required to be made or obtained by or on behalf of such Party in connection with the execution, delivery or performance by such Party of this Agreement except as contemplated by this Agreement, and

就该一方签署、交付或履行本协议无需该一方或他人代表该一方获得任何第三方的许可或在任何第三方备案，本协议拟订的除外；及

4.1.5
There is no notice, charge, claim, action, complaint, petition, investigation, suit or other proceeding, whether administrative, civil or criminal, whether at law or in equity, and whether or not before any mediator, arbitrator or Government Authority, pending or threatened against such Party or any relevant Affiliate thereof challenging or seeking to restrain, delay or prohibit any of the transactions contemplated by this Agreement or preventing such Party from performing in all material respects its obligations under this Agreement.

不存在针对该一方或其任何关联方的未决或似将发生的、旨在对本协议所拟订的任何交易提出异议或寻求限制、延迟或禁止该等交易，或阻止该一方在所有重大方面履行其在本协议项下之义务的任何通知、指控、申索、诉讼、申诉、诉请、调查、起诉或其他法律程序（无论是行政的、民事的还是刑事的，无论是根据普通法还是根据衡平法的，亦无论是否是在任何调解机构、仲裁机构或政府部门进行的）

股权转让期权协议修改和重述	Amended And Restated Call Option Agreement

4.1.6
At the date of this Agreement, it is the owner of the option. Except for the rights designated by this Agreement, It does not set any security interest on the Option, including liens, pledge, claims, guaranties and other limitations from third party;

其在本协议生效时是期权股权的在册的合法所有人，除本协议所设定的权利外，期权股权上不存在任何留置权、质权、索赔权和其它担保物权及第三方限制。

4.1.7
At the date of this Agreement, the Company has all the certificates necessary to its operation. The Company has full right and qualification to operate business within the territory of China. No litigation, arbitration or administrative procedure relevant to the equity interest and assets of the Company or the corporation is in the process, to be settled or potentially take place;

青源啤酒在本协议生效时拥有其经营所需的完整的经营证照， 青源啤酒有充分的权利和资质在中国境内经营业务。青源啤酒的股权和资产不存在任何正在进行的、未决的或将要发生的诉讼、仲裁或监管程序。

4.2	WOFE represents and warrants as the following:
咨询公司兹声明与保证如下：

4.2.1	WOFE is a limited company registered in accordance with PRC laws. It has the power and ability to enter into, deliver and perform this Agreement;
咨询公司是根据中国法律适当注册并合法存续的有限责任公司，具有独立法人资格。咨询公司具有完全、独立的法律地位和法律能力签署、交付并履行本协议。

4.2.2	WOFE has performed all the necessary internal authorization procedures within the company. It owns full rights and authorization to enter into and perform the documents related to the transaction;
咨询公司拥有签订和交付本协议及其他所有与本协议所述交易有关的、其将签署的文件的公司内部的完全权力和授权，其拥有完成本协议所述交易的完全权力和授权。

股权转让期权协议修改和重述	Amended And Restated Call Option Agreement

Article 5 Promises of Shareholders
第五条 现有股东的承诺

As of the execution date of this Agreement and every transferring date, the Shareholder hereby promises collectively and respectively as follows:
现有股东兹分别及单独承诺如下：

5.1
According to fair finance and business standard and tradition, to maintain the existence of the corporation, prudently and effectively operate business and deal with works during the term of the Agreement;

在本协议有效期内，其必须采取一切必要的措施，以保证青源啤酒能够及时取得所有的经营证照，并使所有的经营证照在任何时候均保持持续有效。

5.2	Without prior written consent by WOFE during the term of the Agreement,
在本协议有效期内，未经咨询公司事先书面同意，

5.2.1
not, upon the execution of this Agreement, to sale, transfer, mortgage or dispose, in any other form, any asset, legitimate or beneficial interest of business or income of the Company, or to approve any other security interest set on it;

任何现有股东均不得卖出、转让、抵押、处置或以其他任何方式处分任何期权股权或者在任何期权股权上设置任何担保物权或其他第三方权利；

5.2.2	not, in any form, to increase or decrease registered capital of the corporation, or to change the structure of the registered capital in any other forms;
其不得增加或者减少青源啤酒注册资本，或以其他方式改变公司资本结构；

股权转让期权协议修改和重述	Amended And Restated Call Option Agreement

5.2.3	not, dispose or urge the management of the Company dispose any of the Company’s assets (except that it is in the due course of operation;)
其不得处分或促使青源啤酒的管理层处分任何的青源啤酒资产（在正常经营过程中发生的除外）；

5.2.4	not to terminate or urge the management of the Company terminate any material Agreement with the Company, other than the Agreement in the process of normal business;
其不得终止或促使青源啤酒的管理层终止任何青源啤酒订立的重大协议，或订立任何与现有重大协议相冲突的任何其他协议；

5.2.5	not, appoint or remove any the Company’s managing director, directors of the board (if applicable), supervisors or other management personnel that shall be appointed and removed by the Shareholders.
其不得委任或撤换任何青源啤酒的执行董事或董事会成员（如有）、监事或其他应由各现有股东任免其他青源啤酒的管理人员；

5.2.6	not, declare distribution or actually distribute any distributable profits, interests, or dividends;
其不得宣布分配或实际发放任何可分配利润、分红、股利或股息；

5.2.7	ensure the Company’s going concern without being terminated, liquidated or dissolution;
其确保青源啤酒有效存续，不被终止、清算或解散；

5.2.8	not, in any form, to supplement, change or renew the Articles of Association of the Company.
其不得修改青源啤酒的公司章程。

股权转让期权协议修改和重述	Amended And Restated Call Option Agreement

5.3
To normally operate all business to maintain the asset value of the Company, without make any action or nonfeasance that sufficiently affects its operation and asset value during the term of the Agreement.

在本协议有效期内，其必须尽其最大的努力，以发展青源啤酒的业务，维持公司资产价值，其不会进行任何可能损害青源啤酒运营、资产价值的作为或者不作为。

Article 6 Confidentiality
第六条     保密

6.1
The Shareholder shall not discuss with any third party, other than for the purpose of performing the obligations under this agreement, (i)the existence, nature or terms of the negotiations and this Agreement; (ii)the WOFE’s trade secrets, proprietary business information, client information known to the Shareholder during the construction and performance of this agreement and (iii) trade secrets, proprietary business information, client information known to the Shareholder as the shareholder of the Company (the "Confidential Information") without the express written permission of the WOFE.

现有股东对于(i)本协议之签署、性质、协议内容，(ii)其因签署及履行本协议而知悉或收到的有关咨询公司的商业秘密、专有信息、客户信息，以及(iii)其作为青源啤酒的股东而知悉或收到的有关青源啤酒的商业秘密、专有信息、客户信息（以下统称为“保密信息”）均负有保密义务。现有股东仅可就其履行其在本协议项下义务之目的而使用该类保密信息。未经咨询公司书面许可，任何现有股东均不得向任何第三方泄露上述保密信息。

6.2
The Shareholder shall return to the WOFE, destroy by other proper means, upon the expiration of the agreement and request of the WOFE all documents, materials or software and cease to use any of the Confidential Information.

在本协议终止后，各现有股东均应在咨询公司要求时将含有保密信息的全部文件、资料或软件返还、销毁或作其它相应处理，并停止使用该类保密信息。

6.3	Article 6 shall survive after the agreement is ceased or terminated.
尽管有本协议其它规定，本条规定的效力不受本协议中止或者终止的影响。

股权转让期权协议修改和重述	Amended And Restated Call Option Agreement

Article 7 Term of Agreement
第七条     协议期限

7.1
This Agreement has been duly executed by the parties’ authorized representatives and terminates until all the call option under this Agreement has been transferred to WOFE or its designated entities or natural persons.

本协议自各方正式签署之日起生效，在全部期权股权均根据本协议的约定依法转让至咨询公司和/或其指定人名下后终止。

Article 8 Notice
第八条     通知

8.1	All notices shall be in written form and may be delivered either by hand, registered mail, express mail or fax.
所有通知应以书面形式作出，并以专人送达、挂号邮寄、特快专递或传真方式送达。

8.2
In the case of transmission by facsimile, the transmission shall be deemed delivered upon delivery; In case of delivering face to face, the transmission shall be deemed delivered upon delivery; all notices or communications sent by registered mail shall be deemed delivered Five (5) Business Days from the time of posting.

上述通知或其它通信如以传真或电传形式发送，则一经发出即视为送达；如当面送递，则一经面交即视为送达；如以邮寄形式发送，则在投邮五(5)天个工作日后即视为送达。

Article 9 Breach of Agreement
第九条     违约责任

9.1
The Parties agree and confirm that if any party (the “Breaching Party”) materially breach any terms of this Agreement or unable to perform any obligation under this Agreement, it will constitute a “Breach” act. Other party (the “Observant Party”) shall ask for remedy measures in reasonable time. If the Breaching Party does not perform any remedy measures in the reasonable time required by the Observant Party or within Ten(10) days after the written notice of the Observant Party, then (1) if the shareholders is the breaching party, WOFE can terminate this Agreement and ask for remedies; (2)if WOFE is the breaching party, the observant party shall ask for remedies, but cannot terminate the Agreement.

股权转让期权协议修改和重述	Amended And Restated Call Option Agreement

各方同意并确认，如任一现有股东（以下称“违约方”）实质性地违反本协议项下所作的任何一项约定，或实质性地未履行本协议项下的任何一项义务，即构成本协议项下的违约（以下称“违约”），咨询公司有权要求违约方在合理期限内补正或采取补救措施。如违约方在合理期限内或在咨询公司书面通知违约方并提出补正要求后十(10)天内仍未补正或采取补救措施的，则(1)若各股东为违约方，咨询公司有权终止本协议并要求违约方给予损害赔偿；(2)若咨询公司为违约方，守约方有权要求违约方给予损害赔偿，但不得终止本协议。

9.2	The Parties agree and confirm that the Shareholders cannot terminate this agreement under any circumstances and for any reason.
各方同意并确认，现有股东在任何情况下，均不得以任何理由要求终止本协议。

9.3	The rights and remedies designated by this Agreement are accumulative, and do not exclude other rights or remedies under laws and regulations.
本协议规定的权利和救济是累积的，并不排斥法律规定的其他权利或者救济。

9.4	Article 9 shall survive after the agreement is ceased or terminated.
尽管有本协议其它规定，本条规定的效力不受本协议中止或者终止的影响。

Article 10 Miscellaneous
第十条      其他事项

10.1	This Agreement shall be executed in Three (3) original copies and is hold respectively by each Party, and each original copy has the same legal effect.
本协议正本一式三(3)份，本协议之各方当事人各执壹(1)份，每份具有同等法律效力。

10.2	The execution, validity, interpretation, performance, amendment, termination and the dispute resolution of this agreement are governed by the laws of PRC.
本协议的订立、生效、解释、履行、修改、终止和争议解决均适用中国法律。

股权转让期权协议修改和重述	Amended And Restated Call Option Agreement

10.3	This agreement is written in English and Chinese. In the event of any discrepancy between these two versions, the Chinese version shall prevail.
本协议以中文和英文书就，如果中英文版本出现分歧，应以中文版本为准。

10.4
The Parties shall strive to settle any dispute, conflicts, or compensation claims arising from the interpretation or performance (including any issue relating to the existence, validity and termination) in connection with this Agreement through friendly consultation. In case no settlement can be reached within Thirty (30) day as of one party asked for the settlement, each party can submit such matter to China International Economic and Trade Arbitration Commission (the “CIETAC”) in accordance with its rules. The arbitration award shall be final and conclusive and binding upon the Parties.

本协议项下发生的及与本协议解释或履行（包括对本协议存在、效力和终止）有关的任何争议、冲突或索赔要求应由各方友好协商解决，如一方提出解决后三十(30)天内各方无法达成一致意见的，则任何一方有权将该争议应提交中国国际经济贸易仲裁委员会，依据该委员会的仲裁规则在北京市进行仲裁，仲裁的结果是终局性的，对各方均有约束力。

10.5
Any right, power or remedy granted to a party by one term of this agreement does not exclude the party from any right, power or remedy granted by other terms or laws and regulations. And one party’s performance of its right, power and remedy does not exclude the party from performing other right, power and remedy.

本协议任何条款赋予各方的任何权利、权力和补救并不能排除该方依据法律规定及本协议项下其它条款所享有的其它任何权利、权力或补救，且一方对其权利、权力和补救的行使并不排除该方对其享有的其它权利、权力和补救的行使。

10.6
No failure or delay by any Party in exercising any right or remedy provided by law or under this Agreement shall impair such right or remedy or operate or be construed as a waiver or variation of it or preclude its exercise at any subsequent time and no single or partial exercise of any such right or remedy shall preclude any other or further exercise of it or the exercise of any other right or remedy.

一方不行使或延迟行使其根据本协议或法律享有的任何权利、权力和补救将不会导致对该等权利的放弃，并且，任何单个或部分该方权利的放弃亦不排除该方对该等权利以其他方式的行使以及其他该方权利的行使。

股权转让期权协议修改和重述	Amended And Restated Call Option Agreement

10.7	The headings are for convenience and under no circumstances; the headings shall affect the interpretation of the articles of the agreement.
本协议各条的标题仅为索引而设，在任何情况下，该等标题不得用于或影响对本协议条文的解释。

10.8
This Agreement is severable. If any clause of this Agreement is judged as invalid or non-enforceable according to relevant PRC Laws, such clause shall be deemed invalid only within the applicable area of the PRC Laws, and without affecting other clauses hereof in any way.

本协议的每一条款均可分割且独立于其他每一条款，如果在任何时候根据中国法律，本协议的任何一条或多条条款成为无效、不合法或不能执行，本协议其他条款的有效性、合法性和可执行性并不因此而受到影响。

10.9	Each Party, as party to this Agreement and as the respective party to the Proxy Agreement, hereby agrees that this Agreement shall amend, restate, and supersede the Proxy Agreement in all respects.
本协议各方及原协议各方同意，本协议在所有方面修订、重申并取代原协议。

10.10
Without prior written approval of WOFE, the Shareholders can not transfer, pledge or assign any right, benefit or obligation under this agreement. WOFE can transfer, pledge or assign any right, benefit or obligation under this agreement upon notice of the other parties.

未经咨询公司的事先书面同意，任何现有股东均不得向任何第三方转让、质押或指派其于本协议下的任何权利、利益或义务，咨询公司有权在通知现有股东后，转让、质押或指派其在本协议下的任何权利、利益或义务。

10.11	This agreement is binding to all the parties herein and their respective lawful successors and assignees.
本协议对各方的合法继受人均具有约束力。

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    此处留白

股权转让期权协议修改和重述	Amended And Restated Call Option Agreement

The parties hereby sign as the following:
本协议由各方签署如下：

Beijing Qingyuan Hengchang Consulting Co., Ltd.（seal）
北京青源恒昌咨询有限公司（盖章）

Signature（签署）：	/s/ Mark Tang
Legal Representative/Authorized Representative（法定代表人/授权代表）: Mark Tang

Zhang Dingyou张丁友
Signature（签署）：	/s/ Zhang Dingyou

Yuan Mingxia袁明霞
Signature（签署）：	/s/ Yuan Mingxia

股权转让期权协议修改和重述	Amended And Restated Call Option Agreement

Appendix I：
附件一：

Shandong Qingyuan Beer Co., Ltd.
山东青源啤酒有限公司基本情况

Name：Shandong Qingyuan Beer Co., Ltd.
公司名称：山东青源啤酒有限公司

Address：Linpan Industry Park, Linyi County, Shandong Province, P.R.C
地址：临邑临盘工业园

Registered：RMB30,000,000 Yuan
注册资本：人民币3000万元

Legal Representative：Yuan Mingxia
法定代表人：袁明霞

Share Structure：
股权结构：

Shareholder 股东名称	Capital Contribution(RMB) 出资额(人民币)	Percentage 出资比例
Zhang Dingyou（张丁友）	25,000,000	83.3	％
Yuan Mingxia（袁明霞）	5,000,000	16.7	％

股权转让期权协议修改和重述	Amended And Restated Call Option Agreement

Appendix II：

Format of Notice
行权通知格式

To： Zhang Dingyou、Yuan Mingxia
致：张丁友、袁明霞

Whereas our Company has entered into a Call Option Agreement on_________, 2011, which designated that under circumstances permitted by PRC laws and regulations, upon our requirement, you shall transfer your equity interests in Shandong Qingyuan Beer Co., Ltd. to our Company or any third person designated by our Company.
鉴于本公司于2011年___月___日与阁下签署了一份《股权转让期权协议》（“期权协议”），约定在中国法律、法规允许的条件下，阁下应根据本公司的要求，向本公司或本公司指定的任何第三方转让阁下在山东青源啤酒有限公司（“青源啤酒”）中持有的股权。

Hereby, we issue the Notice of the following:
因此，本公司特此向阁下发出本通知如下：

Our Company hereby exercises the option under the Call Option Agreement and requires you to transfer____% of equity interests of Shandong Qingyuan Beer Co., Ltd., you hold to the Company. Please immediately transfer the equity interests above mentioned to the Company or_______ (designated company or person) according to Call Option Agreement upon receipt of this Notice.
本公司兹要求行使期权协议项下的转股期权，由[本公司]/本公司指定的[公司/个人名称]受让阁下持有的占青源啤酒注册资本___%的股权（“拟受让股权”）。请阁下在收到本通知后，立即依据期权协议的约定，向本公司或_________[指定公司/个人名称]转让所有的拟受让股权。

Beijing Qingyuan Hengchang Consulting Co., Ltd..(seal)
北京青源恒昌咨询有限公司（盖章）

Signature（签署）：______________
Legal Representative/Authorized Representative（授权代表人/授权代表)：

Date: _________